POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Philip B. Fletcher
                                           Philip B. Fletcher

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  C. M. Harper
                                           C. M. Harper

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Robert A. Krane
                                           Robert A. Krane

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Mogens Bay
                                           Mogens Bay

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Carl E. Reichardt
                                           Carl E. Reichardt

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Ronald W. Roskens
                                           Ronald W. Roskens

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as her true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Marjorie M. Scardino
                                           Marjorie M. Scardino

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Kenneth E. Stinson
                                           Kenneth E. Stinson

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2000.

                                           /s/  Clayton K. Yeutter
                                           Clayton K. Yeutter

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc., proposed to be issued in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2000.

                                           /s/  Walter Scott, Jr.
                                           Walter Scott, Jr.